UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2006

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23490	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 1, 2006, VIVUS, Inc. (the “Company”) entered into a lease agreement (the “Lease”) between Castro Mountain View, LLC, a California limited liability company, Thomas A. Lynch, Trudy Molina Flores, Trustee of the Jolen Flores and Trudy Molina Flores Joint Living Trust dated April 3, 2001, E. William and Charlotte Duerkson, husband and wife, E. William and Charlotte Duerkson, Trustees of the Duerkson Family Trust dated February 16, 1999, Daniel F. Dutton, Jr. and Joyce F. Dutton, Trustees under the Dutton Family Trust dated September 16, 1993, Noel S. Schuurman, Trustee of the Noel S. Schuurman Trust,  The Duarte Family Partners, L.P., a California limited partnership, Marie Straube, Trustee of the Marie Antoinette Clough Revocable Living Trust dated January 11, 1989, Blue Oak Properties, Inc., a California corporation, and CP6CC, LLC, a Delaware limited liability company (collectively, the “Landlord”) and the Company.

The Lease which is scheduled to commence on or about February 1, 2007, provides for the lease by the Company of approximately 14,237 square feet of office space for its corporate headquarters in Mountain View, California.  The base monthly rent is set at $1.85 per square foot or $26,338.45 per month.  The Lease expires on July 31, 2009 and allows the Company one option to extend the term of the Lease for a period of one year from the expiration of the lease.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Lease and the exhibits thereto, which are attached as Exhibit 10.1 hereto and incorporated by reference in their entirety.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of registrant is incorporated by reference from “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.60

Lease Agreement effective November 1, 2006 between Castro Mountain View, LLC, Thomas A. Lynch, Trudy Molina Flores, Trustee of the Jolen Flores and Trudy Molina Flores Joint Living Trust dated April 3, 2001, E. William and Charlotte Duerkson, husband and wife, E. William and Charlotte Duerkson, Trustees of the Duerkson Family Trust dated February 16, 1999, Daniel F. Dutton, Jr. and Joyce F. Dutton, Trustees under the Dutton Family Trust dated September 16, 1993, Noel S. Schuurman, Trustee of the Noel S. Schuurman Trust, The Duarte Family Partners, L.P., Marie Straube, Trustee of the Marie Antoinette Clough Revocable Living Trust dated January 11, 1989, Blue Oak Properties, Inc., CP6CC, LLC and VIVUS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Leland F. Wilson
Leland F. Wilson President and Chief Executive Officer

Date:  November 7, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.60

Lease Agreement effective November 1, 2006 between Castro Mountain View, LLC, Thomas A. Lynch, Trudy Molina Flores, Trustee of the Jolen Flores and Trudy Molina Flores Joint Living Trust dated April 3, 2001, E. William and Charlotte Duerkson, husband and wife, E. William and Charlotte Duerkson, Trustees of the Duerkson Family Trust dated February 16, 1999, Daniel F. Dutton, Jr. and Joyce F. Dutton, Trustees under the Dutton Family Trust dated September 16, 1993, Noel S. Schuurman, Trustee of the Noel S. Schuurman Trust, The Duarte Family Partners, L.P., Marie Straube, Trustee of the Marie Antoinette Clough Revocable Living Trust dated January 11, 1989, Blue Oak Properties, Inc., CP6CC, LLC and VIVUS, Inc.